Related party	12 Months Ended
Dec. 31, 2022
Related party
Related Party

Note 9 Related party

During 2022, the Company entered into a Special Advisor Agreement with KORR Acquisitions Group, Inc., a stockholder of the Company. The agreement includes an upfront payment of $0.5 million and an annual advisory fee of $0.3 million. Mr. Orr, the former Chairman of the Company, has sole voting and dispositive power over the shares held by KORR Acquisitions Group, Inc and its affiliates.

During 2021, the Company paid $0.3 million to KORR Acquisitions Group, Inc. related to successful acquisition efforts.

During 2021, the Company granted Mr. Deutsch, a Board member of the Company, options to acquire 1,500,000 shares of common stock, at an exercise price of $2.00, for services rendered related to financial consulting.